UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2024

EIGER BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eiger BioPharmaceuticals, Inc.

2155 Park Blvd.

Palo Alto, California 94306

(Address of principal executive offices, including zip code)

(650) 272-6138

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EIGRQ*	N/A*

*

On April 11, 2024, our common stock was suspended from trading on The Nasdaq Stock Market LLC and began trading under the symbol “EIGRQ” on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on April 1, 2024, Eiger BioPharmaceuticals, Inc. (the “Company”) and its direct subsidiaries filed voluntary petitions for relief under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) under the caption In re Eiger BioPharmaceuticals, Inc., et al, Case No. 24-80040 (the “Chapter 11 Cases”).

On July 15, 2024, the Company filed a proposed Joint Plan of Liquidation of Eiger BioPharmaceuticls, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (the “Chapter 11 Plan”) and a Disclosure Statement for the Chapter 11 Plan (the “Disclosure Statement”), containing information related to the Chapter 11 Plan and in connection with providing notice of the terms of the Chapter 11 Plan to the Company’s stakeholders. As proposed, the Chapter 11 Plan and Disclosure Statement provide that on the Effective Date (as defined in the Chapter 11 Plan) of the Chapter 11 Plan, all equity securities in the Company will be cancelled, released, and extinguished, and will be of no further force or effect, and holders of such equity securities will receive their pro rata share of cash from the Existing Equity Interest Recovery Pool (as defined in the Chapter 11 Plan) on account of such equity securities. A hearing has been scheduled on July 29, 2024 at 9:30 a.m. (Central Time) on the Company’s motion (the “Motion”) for an order (i) scheduling a combined Disclosure Statement approval and Chapter 11 Plan confirmation hearing; (ii) conditionally approving the Disclosure Statement on an interim basis; (ii) establishing a Chapter 11 Plan and Disclosure Statement objection deadline and related procedures; (iii) approving the form of combined notice; and (vi) granting related relief. The Motion also requests that the Bankruptcy Court set the deadline for objections to the Company’s classification of claims and equity interests as “unimpaired” under the Chapter 11 Plan for July 29, 2024 at 9:30 a.m. (Central Time).

Information contained in the proposed Chapter 11 Plan and Disclosure Statement is proposed and subject to change, whether as a result of amendments or supplements, third-party actions, or otherwise, and should not be relied upon by any party.

The foregoing descriptions of the proposed Chapter 11 Plan and Disclosure Statement are summaries only, are not complete, and are qualified in their entirety by reference to the full text of the proposed Chapter 11 Plan and Disclosure Statement, copies of which are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Chapter 11 Plan and Disclosure Statement. Any solicitation process will be made pursuant to and in accordance with the proposed Chapter 11 Plan and Disclosure Statement and applicable law, including orders of the Bankruptcy Court conditionally approving the use of such for solicitation purposes.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. In particular, the Company expects that its securityholders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements regarding the anticipated process for the approval of the proposed Chapter 11 Plan and Disclosure Statement; the Company’s expectations regarding the proposed Chapter 11 Plan and Disclosure Statement, including the treatment of the Company’s equity securities; the Company’s ability to complete the actions contemplated by the proposed Chapter 11 Plan and Disclosure Statement; the Company’s intention to continue operations during the Chapter 11 Cases; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 Cases and to maintain contracts that are critical to its operations; the effect of the filing of the Chapter 11 Cases and any sales of all or some of the Company’s assets on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 Cases or the potential sale of all or some of the Company’s assets; and the timing or amount of any distributions, if any, to the Company’s stakeholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Plan of Liquidation of Eiger BioPharmaceuticls, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code.

99.2	Disclosure Statement for the Chapter 11 Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eiger BioPharmaceuticals, Inc.
Dated: July 16, 2024

	By:	/s/ James Vollins
James Vollins
General Counsel, Chief Compliance Officer & Corporate Secretary